Exhibit 32.1
CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Owlet, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge, that in connection with the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	By:	/s/ Kurt Workman
Kurt Workman
President and Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2026	By:	/s/ Amanda Crawford
Amanda Crawford
Chief Financial Officer (Principal Financial Officer)